                                                                   EXHIBIT 10.27


                 NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of April 18, 1997, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCSI"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), and THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; and together with HDPI, Brawn, GBM, Gump's, TCSI, Tweeds, LWI, Aegis, HDV and Hanover Realty, each individually referred to herein as a "Borrower" and collectively, "Borrowers") and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation, AEGIS VENTURES, INC., a Delaware corporation, AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation, THE COMPANY FACTORY, INC., a Wisconsin corporation, THE COMPANY OFFICE, INC., a Wisconsin corporation, COMPANY STORE HOLDINGS, INC., a Delaware corporation, D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation, HANOVER CATALOG HOLDINGS, INC., a Delaware corporation, HANOVER FINANCE CORPORATION, a Delaware corporation, HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LEICHTUNG OF MICHIGAN, INC., a Michigan corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation, TWEEDS OF VERMONT, INC., a Delaware corporation, YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation, and AUSTAD HOLDINGS, INC., a Delaware corporation (each individually a "Guarantor" and collectively, "Guarantors").


                              W I T N E S S E T H:


                  WHEREAS, Borrowers, Guarantors and Lender entered into the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the

Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, and the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997 (the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

                  WHEREAS, Borrowers and Guarantors have requested that Lender enter into certain amendments to the Loan Agreement and agreements in connection with the making of a loan by Richemont to Hanover in the original principal amount of up to $30,000,000; and

                  WHEREAS, the parties to the Loan Agreement desire to enter into this Ninth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such amendments and agreements, subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1.       Definitions.

                           (a) Additional Definitions. As used herein or in any
of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                                (i) "$30,000,000 Richemont Loan" shall mean the
loan made on or about the date hereof by Richemont to Hanover in the original principal amount of up to $30,000,000.

                                (ii) "$30,000,000 Richemont Note" shall mean the
Promissory Note, dated as of the date hereof, by Hanover payable to Richemont in the original principal amount of up to $30,000,000 delivered to evidence the $30,000,000 Richemont Loan plus interest thereon.

                           (b) Amendment to Definition. Section 1.23 of the Loan
Agreement is hereby amended by deleting the proviso appearing at the end thereof and substituting the following proviso therefor, effective as of the date hereof:

                                    "; provided, however, that solely for
                           purposes of calculating Consolidated Working Capital hereunder, the outstanding balance of the Revolving Loans and the Term Loans and the outstanding balance of the $10,000,000 IMR Note and the outstanding balance of the $30,000,000 Richemont Note shall not be considered current liabilities."

                           (c) Interpretation. For purposes of this Amendment,
unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement, shall have the respective meanings given to such terms in the Loan Agreement.

                  2. Use of Proceeds and Repayment of Richemont Loan.

                           (a) Hanover agrees to use all of the proceeds of the
$30,000,000 Richemont Loan solely to make cash capital contributions or intercompany cash advances to Revolving Loan Borrowers and Revolving Loan Borrowers agree to use the proceeds thereof from Hanover solely for working capital or for other proper corporate purposes of Revolving Loan Borrowers not otherwise prohibited by the terms of the Loan Agreement and the other Financing Agreements. Hanover and Revolving Loan Borrowers shall arrange for the disbursement of the $30,000,000 Richemont Loan and the corresponding cash capital contributions or intercompany cash advances by Hanover to Revolving Loan Borrowers, by wire transfer(s) directly from Richemont to the Blocked Account(s) designated by Lender, for credit to the applicable Revolving Loan Borrowers' Revolving Loan accounts maintained by Lender.

                           (b) Hanover agrees and acknowledges that Richemont's
rights to payment of the $30,000,000 Richemont Loan and certain other related indebtedness and obligations shall be subordinated in favor of Lender and may only be paid by Hanover and received by Richemont as and to the extent permitted by the terms of the subordination agreement delivered pursuant to Section 4(b)(ii) hereof.

                           (c) Hanover and the other Guarantors and Borrowers
hereby acknowledge and confirm that nothing contained herein or in Sections 6.5 and 6.6 of the Loan Agreement shall be construed or interpreted to permit Revolving Loan Borrowers (i) to repay any intercompany cash advances made by Hanover to Revolving Loan Borrowers with the proceeds of the $30,000,000 Richemont Loan for the purpose of repaying the indebtedness of Hanover to Richemont or (ii) to declare or pay any dividend on account of any capital stock of Revolving Loan Borrowers evidencing any cash capital contributions by Hanover with the proceeds of the $30,000,000 Richemont Loan or to redeem, retire, defease, purchase or otherwise acquire for value any shares of such capital stock of Revolving Loan Borrowers.

                  3. Representations Warranties and Covenants. Borrowers represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                           (a) This Amendment has been duly authorized, executed
and delivered by all necessary action of each of the Borrowers and Guarantors which is a party hereto, and is in full force and effect, and the agreements and obligations of Borrowers and Guarantors, as the case may be, contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                           (b) Neither the execution and delivery of the
$30,000,000 Richemont Note, the making of the cash capital contributions or intercompany cash loans by Hanover to Revolving Loan Borrowers contemplated by
Section 2 hereof, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (i) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Hanover or any other Guarantor or any Borrower is a party or may be bound, or (iii) does or shall violate any provision of the Certificate of Incorporation or By-Laws of Hanover of any other Guarantor or any Borrower.

                           (c) All of the representations and warranties set
forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                           (d) After giving effect to the provisions of this
Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

                  4. Conditions Precedent. Concurrently with the execution hereof, and as a condition to the effectiveness of this Amendment and the agreement of Lender to the modifications, waivers and amendments set forth in this Amendment:

                           (a) Lender shall have received an original of this
Amendment, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Borrowers and Guarantors; and

                           (b) Lender shall have received, each in form and
substance satisfactory to Lender,

                                (i) a true and complete copy of the $30,000,000
Richemont Note and all agreements, documents and instruments relating thereto, and

                                (ii) a written subordination agreement, dated as
of the date hereof, between Richemont and Lender, as acknowledged by Hanover, pursuant to which, among other things, Richemont shall have subordinated its right to payment under the $30,000,000 Richemont Note to the prior indefeasible payment of all of the Obligations, to the extent provided therein, duly authorized, executed and delivered by Hanover and Richemont, together with an opinion of Luxembourg counsel to Richemont addressed to Lender with respect to the due authorization, execution and validity and enforceability of such subordination agreement, and as to such other matters as Lender shall reasonably require; and

                                (iii) true and complete copies of all
agreements, documents instruments evidencing the cash capital contributions or intercompany cash advances by Hanover to Revolving Loan Borrowers contemplated by Section 2 hereof.

                  5. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

                  6. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

                  7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

                  8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                               CONGRESS FINANCIAL CORPORATION

                                               By:/S/ JANET S. LAST
                                                  -------------------------

                                               Title: Vice President
                                                     ----------------------

                                               HANOVER DIRECT PENNSYLVANIA, INC.


                                               By: /s/ Edward J. O'Brien
                                                  -------------------------

                                               Title: Vice President
                                                     ----------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                                  BRAWN OF CALIFORNIA, INC.

                                                      /s/ Edward J. O'Brien
                                                  By:_________________________

                                                          Vice President
                                                  Title:______________________


                                                  GUMP'S BY MAIL, INC.

                                                      /s/ Edward J. O'Brien
                                                  By:_________________________

                                                          Vice President
                                                  Title:______________________


                                                  GUMP'S CORP.

                                                      /s/ Edward J. O'Brien
                                                  By:_________________________

                                                          Vice President
                                                  Title:______________________


                                                  THE COMPANY STORE, INC.

                                                      /s/ Edward J. O'Brien
                                                  By:_________________________

                                                          Vice President
                                                  Title:______________________


                                                  TWEEDS, INC.

                                                      /s/ Edward J. O'Brien
                                                  By:_________________________

                                                          Vice President
                                                  Title:______________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                                   LWI HOLDINGS, INC.

                                                       /s/ Edward J. O'Brien
                                                   By:_________________________

                                                           Vice President
                                                   Title:______________________


                                                   AEGIS CATALOG CORPORATION

                                                       /s/ Edward J. O'Brien
                                                   By:_________________________

                                                           Vice President
                                                   Title:______________________


                                                   HANOVER DIRECT VIRGINIA INC.

                                                       /s/ Edward J. O'Brien
                                                   By:_________________________

                                                           Vice President
                                                   Title:______________________


                                                   HANOVER REALTY, INC.

                                                       /s/ Edward J. O'Brien
                                                   By:_________________________

                                                           Vice President
                                                   Title:______________________


                                                   THE AUSTAD COMPANY

                                                       /s/ Edward J. O'Brien
                                                   By:_________________________

                                                           Vice President
                                                   Title:______________________


By their signatures below, the undersigned
Guarantors acknowledge and agree to be bound by the applicable provisions of this
Amendment:

HANOVER DIRECT, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Senior Vice President
Title:_________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AEGIS RETAIL CORPORATION

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


AEGIS SAFETY HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


AEGIS VENTURES, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


AMERICAN DOWN & TEXTILE COMPANY

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


BRAWN WHOLESALE CORP.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


THE COMPANY FACTORY, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


THE COMPANY OFFICE, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


COMPANY STORE HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


D.M. ADVERTISING, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


GUMP'S CATALOG, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


GUMP'S HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


HANOVER CASUALS, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


HANOVER CATALOG HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


HANOVER FINANCE CORPORATION

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


HANOVER LIST MANAGEMENT, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


HANOVER VENTURES, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


LEICHTUNG OF MICHIGAN, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


LWI RETAIL, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


SCANDIA DOWN CORPORATION

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


TWEEDS OF VERMONT, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


YORK FULFILLMENT COMPANY, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


AUSTAD HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________